                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY

                               VARIABLE ACCOUNT N

      SUPPLEMENT DATED JUNE 24, 2003, TO THE PROSPECTUS DATED MAY 1, 2003

                        OPTIONAL ASSET ALLOCATION MODELS

You may choose an optional asset allocation model for your contract's variable account values. If you choose this option, it must be used for all your variable account values. There is no charge for using an optional asset allocation model. You may choose a model, discontinue using a model or change from one model to another at any time by notifying us. You may not use more than one model at a time.

Asset allocation is the distribution of invested assets among several different kinds of investments (such as large cap domestic value stocks, small cap domestic growth stocks, foreign stocks, long term investment-grade bonds, intermediate term bonds, high income bonds, money market instruments, real estate securities and so on). Historically, diversification among several different kinds of asset classes has been shown to help reduce volatility over long periods of time. However, there can be no assurance that asset allocation will reduce volatility or enhance performance.

We have retained Ibbotson Associates to develop 5 asset allocation models, each comprising a combination of the contract's available Funds. Ibbotson selects the Funds for each of the 5 models in accordance with 5 risk/return profiles they have developed. The 5 models, range from Model 1 (having relatively stable investments with a lower risk/return profile) to Model 5 (having relatively aggressive investments with a higher risk/return profile).

Your registered representative or financial adviser can help you determine the model that best fits your risk tolerance, investment horizon and objectives. The variable account portion of any purchase payments you make after selecting an asset allocation model will be allocated among the Funds as specified by the model you choose.

Ibbotson may revise the models at the end of each calendar quarter in order to maintain their respective risk/return profiles. This might involve changing the mix of Funds within a model or changing the percentage of assets allocated to some or all of those Funds. In addition, at the end of each quarter, variable account values allocated within each model will be rebalanced to maintain the mix of investments in the proportions Ibbotson has established for each model. You will then receive a confirmation of the transfers made among the Funds within your contract. The transfer charge does not apply to these quarterly rebalancing transactions. The transfer charge will apply if, by changing from one model to another, you exceed the 12 free transfers allowed per year. When you change models, it counts as one transfer.